Summary Prospectus December 29, 2025 Column Small Cap Fund (CFSLX) https://columnfunds.com/

Before you invest, you may want to review the Column Small Cap Fund Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated December 29, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at https://columnfunds.com/. You can also get this information at no cost by calling 866-950-4644 or by sending an email request to nmis-online@northwesternmutual.com.

Investment Objective. The investment objective of the Column Small Cap Fund (the “Small Cap Fund” or the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as annual program or administrative fees, for participating in an advisory program sponsored by Northwestern Mutual Wealth Management Company (“NMWMC”), an affiliate of the Adviser (defined below), which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.77%
Other Expenses(1)	0.17%
Shareholder Servicing Plan Fees(2)	0.06%
Total Annual Fund Operating Expenses	1.00%
Management Fee Waiver(3)	-0.37%
Total Annual Fund Operating Expenses after Management Fee Waiver(1)	0.63%

(1)Other Expenses includes acquired fund fees and expenses (“AFFE”), which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds. Please note that the amount of Total Annual Fund Operating Expenses after Management Fee Waiver shown in the above table will differ from the Ratio of Expenses to Average Net Assets figures found within the “Financial Highlights” section of the Prospectus, which reflects the direct operating expenses of the Fund and does not include indirect expenses, such as AFFE.
(2)The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee in the amount of 0.10% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.06% of the Fund’s average daily net assets; however, the fee may be increased to 0.10% of the Fund’s average daily net assets at any time.
(3)Mason Street Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed, through at least December 31, 2026, to waive its management fees to the extent such management fees exceed the management fees that the Adviser is required to pay to the Fund’s designated sub-advisers for management of allocated portions of the Fund. The Adviser may not recoup these waivers in future periods. The current fee waiver agreement can be terminated only by, or with the consent of, the Board of Trustees, or by the Adviser, upon 90 days’ written notice to the Board, at the end of the current term of the agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The management fee waiver discussed in the table above is reflected only through December 31, 2026. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$64	$279	$512	$1,180

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the portfolio turnover rate for the Fund was 57% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of small capitalization companies (“small-cap companies”) (the “Name Rule Policy”). The Fund defines small-cap companies as companies with market capitalizations within the collective range of the Russell 2000® Index and S&P SmallCap 600® Index. As of September 30, 2025, this range was approximately $24 million to $25.2 billion. The market capitalization range of these indices changes over time. Subject to the Name Rule Policy, securities of companies whose market capitalizations no longer fall within this collective range after purchase may continue to be held by the Fund.

The Fund may invest in common stocks issued by U.S. and foreign companies. The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Depositary receipts represent interests in foreign securities on deposit by banks. The Fund may also invest in U.S. and foreign real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. From time-to-time a significant percentage of the Fund’s assets may be invested in issuers in a single sector. The sector weightings of the Fund are likely to change over time.

The Fund incorporates a mix of investment styles and philosophies, targeting a balance of growth and value over time. The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund. The Adviser believes the Fund’s reward and risk characteristics can be enhanced, using a “manager of managers” approach, by employing multiple sub-advisory firms with distinct and complementary investment styles and approaches for the Fund. When determining the allocation of the Fund’s assets among sub-advisers, the Adviser uses proprietary qualitative and quantitative research, considering factors including, but not limited to, sub-adviser experience and investment approach, expected risk and return potential, portfolio characteristics, and costs. Sub-adviser asset allocations are determined by the Adviser and the Adviser may increase or decrease a sub-adviser’s asset allocation as deemed appropriate by the Adviser. The strategies for each sub-adviser are described as follows:

American Century Investment Management, Inc.
The sub-adviser invests in small-cap companies that the portfolio managers believe demonstrate accelerating, sustainable growth driven by an inflection in business fundamentals not yet recognized by the market. The sub-adviser’s process employs fundamental research to add value through stock selection.

American Century Investment Management, Inc. (Avantis Investors division)
The sub-adviser invests in a broad set of small-cap companies, focusing on firms trading at low valuations with higher profitability ratios. The strategy uses a systematic investment process designed to reduce unnecessary risks and costs.

Boston Partners Global Investors, Inc. (WPG Partners division)
The sub-adviser invests in small-cap companies. The sub-adviser uses fundamental research to uncover stocks selling at prices the sub-adviser believes are below long-term intrinsic value with a near-term positive catalyst and upside potential that outweighs its downside risk.

Franklin Mutual Advisers, LLC
The sub-adviser invests in small-cap companies, targeting companies with sustainable business models, good corporate governance, and low debt temporarily trading at depressed levels. The process employs fundamental analysis and seeks to balance risk and reward.

Kayne Anderson Rudnick Investment Management, LLC
The sub-adviser invests in small-cap companies, using bottom-up research to build a high conviction portfolio, a focused group of stocks that it believes has the best performance potential, of businesses it believes are high-quality, such as those with durable competitive advantages, excellent management, lower financial risk, and strong and sustainable growth trajectories.

Neuberger Berman Investment Advisers LLC
The sub-adviser combines two complementary strategies focused on small-cap companies: one seeks to invest in undervalued companies whose current market shares and balance sheets are strong and the other seeks to invest in companies trading below the portfolio managers’ estimate of their intrinsic value due to complexity, cyclicality, or interrupted growth and that they believe have the potential for appreciation over time.

Vaughan Nelson Investment Management, L.P.
The sub-adviser invests in small-cap companies trading at valuations below the sub-adviser’s assessment of their long-term intrinsic value. The strategy employs fundamental research to identify companies with undervalued earnings growth, assets, or dividend yield.

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

•Management Risk. The Adviser’s investment strategies for the Fund, including the “manager of managers” approach described above, may not result in an increase in the value of your investment or in overall performance equal to other investments.

•General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

•Recent Market Events Risk. U.S. and international markets have experienced, and may continue to experience, significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Common Stock Risk. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks of equity securities, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

•Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks and may be out of favor with investors at different periods of time. Compared to value stocks, growth stocks may experience larger price swings.

•Value Stock Risk. Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•Small-Cap Companies Risk. The Fund may invest substantially all of its assets in the stocks of small-cap companies. Investing in small-cap companies generally involves higher risks than investing in large capitalization companies as small-cap companies tend to have more limited product lines, markets, financial resources and management team depth. The stock prices of small-cap companies are often more volatile than the stock prices of larger capitalization companies and the risk of bankruptcy or insolvency of many small-cap companies (with the attendant losses to shareholders) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the stocks of some small-cap companies, it may take the Fund a longer period of time to reduce or liquidate its investments in certain stocks or the Fund’s selling activities could negatively impact the sale price received or the value of any remaining holdings. The inability to quickly liquidate a position may expose the Fund to greater market risk with respect to such position and may result in the Fund obtaining a lower sale price than would be the case if the Fund were able to liquidate the position immediately.

•Foreign Securities and Currency Risk. Non-U.S. securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The securities of foreign companies are frequently denominated in foreign currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities. The income or dividends earned on foreign securities may be subject to foreign withholding taxes. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

•Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated. The Fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

•Liquidity Risk. Certain investments and markets can become illiquid at times and negatively impact the price of an investment if the Fund were to sell during times of illiquidity.

•Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

•Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that the catalyst may not happen as anticipated, or the market may react to the catalyst differently than expected. Certain catalysts, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. Securities of issuers undergoing such an event may be more volatile than other securities, may at times be illiquid, and may be difficult to value, and management of such a company may be addressing a situation with which it has little experience.

•REIT Risk. Adverse changes in general economic and local market conditions, supply or demand for similar or competing properties, taxes, governmental regulations or interest rates, as well as the risks associated with improving and operating property, may decrease the value of REITs in which the Fund may invest. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.

•Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance. The performance information below demonstrates the risk of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual total returns for the one year and since inception periods compare to those of the Russell 2000® Total Return Index (the Fund’s benchmark) and the S&P 500® Total Return Index, a broad measure of market performance. The Fund’s past performance information, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on the Fund’s website at https://columnfunds.com/ or by calling the Fund toll-free at 866-950-4644.

Calendar Year Returns as of December 31
The Fund’s calendar year-to-date return as of September 30, 2025 was 2.98%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 7.82% for the quarter ended September 30, 2024, and the lowest quarterly return was -3.29% for the quarter ended June 30, 2024.

Average Annual Total Returns (for the Periods Ended December 31, 2024)
	1 Year	Since Inception (December 11, 2023)
Return Before Taxes	9.99%	15.87%
Return After Taxes on Distributions	9.08%	14.97%
Return After Taxes on Distributions and Sale of Fund Shares	6.12%	11.85%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	27.41%
Russell 2000® Total Return Index (reflects no deduction for fees, expenses or taxes)	11.54%	19.03%

After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management. Mason Street Advisors, LLC is the Fund’s investment adviser.

Sub-Advisers and Portfolio Managers. The Adviser allocates Fund assets among the following sub-advisers. Each sub-adviser’s portfolio managers are primarily responsible for the day-to-day management of the portion of the Fund’s portfolio that is allocated to the sub-adviser. For sub-advisers that have a group of portfolio managers, such portfolio managers are jointly and primarily responsible for such day-to-day management.

American Century Investment Management, Inc.

Portfolio Manager	Primary Title	Years of Service with the Fund
Jackie Wagner	Vice President and Senior Portfolio Manager	Since Inception
Jeff Hoernemann, CFA	Vice President and Portfolio Manager	Since Inception

American Century Investment Management, Inc. (Avantis Investors division)

Portfolio Manager	Primary Title	Years of Service with the Fund
Daniel Ong, CFA	Senior Portfolio Manager	Since Inception
Eduardo Repetto, PhD	Chief Investment Officer	Since Inception
Mitchell Firestein	Senior Portfolio Manager	Since Inception
Ted Randall	Senior Portfolio Manager	Since Inception
Matthew Dubin	Portfolio Manager	Since January 2024

Boston Partners Global Investors, Inc. (WPG Partners division)

Portfolio Manager	Primary Title	Years of Service with the Fund
Eric A. Gandhi, CFA	Portfolio Manager	Since Inception
Richard A. Shuster, CFA	Portfolio Manager	Since Inception
Gregory N. Weiss	Portfolio Manager	Since Inception

Franklin Mutual Advisers, LLC

Portfolio Manager	Primary Title	Years of Service with the Fund
Steven Raineri	Senior Vice President and Portfolio Manager	Since Inception
Christopher Meeker, CFA	Vice President and Portfolio Manager/Research Analyst	Since Inception
Nicholas Karzon, CFA	Vice President and Portfolio Manager/Research Analyst	Since Inception

Kayne Anderson Rudnick Investment Management, LLC

Portfolio Manager	Primary Title	Years of Service with the Fund
Todd Beiley, CFA	Head of Research, Portfolio Manager and Senior Research Analyst	Since Inception
Jon Christensen, CFA	Portfolio Manager and Senior Research Analyst	Since Inception
Adam Xiao, CFA	Portfolio Manager and Senior Research Analyst	Since January 2026

Neuberger Berman Investment Advisers LLC

Portfolio Manager	Primary Title	Years of Service with the Fund
Robert W. D’Alelio	Managing Director	Since Inception
Brett S. Reiner	Managing Director	Since Inception
Gregory G. Spiegel	Managing Director	Since Inception
Benjamin H. Nahum	Managing Director	Since Inception
James F. McAree	Managing Director	Since Inception
Amit Solomon, PhD	Managing Director	Since Inception

Vaughan Nelson Investment Management, L.P.

Portfolio Manager	Primary Title	Years of Service with the Fund
Chris D. Wallis, CFA, CPA	Chief Executive Officer, Chief Investment Officer, Senior Portfolio Manager	Since Inception
James Eisenman, CFA, CPA	Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares. Shares of the Column Funds are available only to investors participating in certain advisory programs sponsored by NMWMC. NMWMC advisory program investors may purchase and sell (redeem) shares of the Funds only through NMWMC. There is no minimum amount for investment in the Funds.

Tax Information. A Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

Payments to Financial Intermediaries
NMWMC’s advisory programs purchase and redeem shares of the Funds through a financial intermediary, and the Adviser and/or its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.